MASSMUTUAL PREMIER FUNDS

Supplement dated September 24, 2007 to the

Prospectus dated March 1, 2007

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements to the Prospectus. It should be retained and read in conjunction with the Prospectus and any existing supplements.

The following information supplements the information found in the section titled Investing In The Funds – Buying, Redeeming and Exchanging Shares:

The Funds have been informed by MassMutual’s Retirement Services division, which serves as a recordkeeper for MassMutual’s retirement plan customers, that it intends to implement a new excessive trading monitoring policy that will affect all investment options, including the Funds, available to MassMutual’s retirement plan customers. Plan participants will be prohibited from transferring into most mutual funds and similar investment options if they have transferred into and out of the same option within the previous 60 days. Certain options (including the Money Market Fund, Short-Duration Bond Fund, Inflation-Protected Bond Fund, Core Bond Fund, Diversified Bond Fund, Strategic Income Fund and High Yield Fund) will not be subject to this rule. This rule will not prohibit plan participants from transferring out of any option at any time. MassMutual is expected to adopt a similar policy with respect to its IRA customers and the Funds may adopt a similar policy in the future.

The following information pertains to the Enhanced Index Value Fund II:

Effective prior to the opening of business on September 17, 2007, a transaction commonly referred to as a “merger” occurred whereby the Enhanced Index Value Fund II merged into the Enhanced Index Value Fund. The Board of Trustees of the Funds unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) between the Enhanced Index Value Fund II and the Enhanced Index Value Fund. The Agreement provided for the transfer of all of the assets and the assumption of all of the liabilities of the Enhanced Index Value Fund II in exchange for shares of the Enhanced Index Value Fund equal in value to the relative net asset value of the outstanding shares of the Enhanced Index Value Fund II (the “Reorganization”). After the exchange, shareholders of the Enhanced Index Value Fund II received pro rata shares of the Enhanced Index Value Fund.

The Reorganization, which did not require shareholder approval, was a tax-free transaction. This means that neither the Enhanced Index Value Fund II nor its shareholders recognized any gain or loss as a direct result of the Reorganization.

The following information replaces similar information found in the Average Annual Total Return tables in the section titled MassMutual Premier Discovery Value Fund:

	One Year	Five Year
Russell 2500 Value Index	20.18%	15.51%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-07-03

MASSMUTUAL PREMIER FUNDS

Supplement dated September 24, 2007 to the

Statement of Additional Information dated March 1, 2007

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any existing supplements to the SAI. It should be retained and read in conjunction with the SAI and any existing supplements.

The following information replaces similar information found in the SAI:

Investors Bank & Trust Company (“IBT”) is now known as State Street Bank and Trust Company (“State Street”).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI B3000M-07-02